Case 15-60070   Document 193   Filed in TXSB on 10/26/15 Page 1 of 6

ENTERED

10/26/2015

IN THE UNITED STATES  BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

VICTORIA DIVISION

In re:                                                                   §           Chapter 11

                                                                           §

HII TECHNOLOGIES, INC., et al.1       §           15-60070 (DRJ)

 Debtors                                                 §           (Jointly Administered)

ORDER  ESTABLISHING NOTIFICATION PROCEDURES

AND APPROVING RESTRICTIONS ON CERTAIN TRANSFERS OF

INTERESTS IN THE DEBTORS' ESTATES

(Docket No. 63)

Upon the Motion, dated September 28, 2015 (the "Motion"),2   of Hll Technologies, Inc.

("HII")  and  certain  of  its  subsidiaries,  as  debtors  and  debtors  in  possession  in  the  above captioned chapter 11 cases (collectively, the "Debtors"),  pursuant to sections 362 and 105(a) of title 11, United States Code (the "Bankruptcy  Code"),  for entry of an order (the "Order")  to (i) establish notification procedures and approve restrictions on certain transfers of interests in the Debtors' estates, as more fully described in the Motion, and (ii) schedule a hearing; and the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; and consideration ofthe Motion and the relief requested therein being a core  proceeding  pursuant  to 28  U.S.C.  §  157(b);  and  venue  being  proper  before this  Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided; and a hearing having been held to consider the relief requested in the Motion (the "Hearing"); and upon the record of the Hearing and all of the proceedings had before the Court; and the Court having found and determined that the relief sought  in the Motion is in the best interests of the Debtors, their estates, creditors, and all parties in interest and that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor, it is:

FOUND that the Debtors'  net operating loss carryforwards ("NOLs")  and certain other tax attributes are property of the Debtors' estates and are protected by section 362(a) of the Bankruptcy Code; and it is further

FOUND  that  unrestricted  trading  in HII Stock (as hereinafter  defined)  could severely limit the Debtors' ability to use the NOLs for purposes of the Internal Revenue Code of 1986, as amended (the "Tax Code"), as set forth in the Motion; and it is further

FOUND that the notification procedures and restrictions on certain transfers of HII Stock are  necessary and  proper to  preserve the NOLs and are therefore  in the best interests of the Debtors, their estates, and their creditors; and it is further

________________________

1            The Debtors in these chapter  II  cases, along with the last four digits of each Debtor's  tax identification number, are: (i) Apache

              Energy Services, LLC (4404); (ii) Aqua Handling of Texas, LLC (4480); (iii) HII Technologies, Inc. (3686); (iv) Sage Power

              Solutions, Inc. fka KMHYC, Inc. (1210); and (v) Hamilton Investment Group, Inc. (0150).

2           All capitalized terms not expressly defined herein shall have the meaning ascribed to them in the Motion.

Case 15-60070   Document 193   Filed in TXSB on 10/26/15 Page 2 of 6

FOUND  that the relief  requested  in the Motion  is authorized under  sections  1OS(a) and

362 of the Bankruptcy  Code.

THEREFORE, IT IS:

ORDERED that the Motion is granted as provided herein; and it is further

ORDERED that  the  provisions  of  this  Order  shall  be effective,  nunc pro tunc, to  the

Motion Date; and it is further

ORDERED that all objections  to the Motion  not previously  withdrawn  are overruled;  and it is further

ORDERED that any acquisition  or disposition  ofHII Stock in violation of the restrictions set  forth  herein  shall  be  null  and  void  ab  initio as  an  act  in  violation  of  the  automatic  stay prescribed  in section  362 of the Bankruptcy  Code  and pursuant  to this Court's equitable  power prescribed  in section 1 OS(a) of the Bankruptcy  Code; and it is further

ORDERED that  the following  procedures and  restrictions shall  apply  to trading  in HII Stock and are approved:

(a)  HII Stock Ownership, Acquisition, and Disposition

(1)        Notice  of Substantial HII  Stock  Ownership.   Any  person  or  Entity  (as such term  is defined  in section  382 of the Tax Code,  including  persons acting  pursuant to a formal or informal  understanding among themselves to make a coordinated  acquisition) that beneficially  owns, at any time on or after  the  Motion  Date,  HII  Stock  in an amount  sufficient  to  qualify such   person   or  Entity   as  a  Substantial  Equityholder  (as  hereinafter defined)  shall  file  with  the Court,  and  serve  upon  the Debtors,  and the attorneys  for the Debtors,  a Notice of Substantial Stock Ownership (a "Substantial Ownership Notice"),  in the form annexed  hereto as Exhibit C, which describes  specifically and in detail the HII Stock ownership  of such person or Entity, on or before the date that is the later of: (a) twenty (20)  days after  the  entry  of the  Order,  and  (b)  ten  (10) days  after  th<;tt person or Entity qualifies  as a Substantial Equityholder.   At the holder's election,  the Substantial  Ownership Notice to be filed with the Court (but not  such   notice served   upon  the  Debtors   and  the  attorneys   for  the Debtors)   may be redacted    to    exclude     such    holder's   taxpayer identification number  and  the  number  of shares  of  HII Stock  that  such holder beneficially  owns.

(2)        Acquisition  of Hll  Stock or Options.   At least fifteen  (15) business days prior to the proposed  date of any transfer  of equity  securities (including Options,  as  hereinafter  defined,  to  acquire  such  securities) that  would result  in an  increase  in the amount  of Hll  Stock  beneficially owned  by any  person   or   Entity   that   currently   is  or   subsequently  becomes   a Substantial   Equityholder  or  that   would   result  in  a  person  or  Entity

Case 15-60070   Document 193   Filed in TXSB on 10/26/15 Page 3 of 6

becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"),   such   person,   Entity   or   Substantial   Equityholder   (a "Proposed Equity Transferee") shall file with the Court, and serve upon the  Debtors  and the  attorneys  for  the Debtors,  a  Notice  of  Intent to Purchase, Acquire, or Otherwise Accumulate HII Stock (an "Equity Acquisition Notice"), in the form annexed hereto as Exhibit D, which describes specifically and in detail the proposed transaction in which Hll Stock is to be acquired.  At the holder's election, the Equity Acquisition Notice that is filed with the Court (but not such notice served upon the Debtors and the attorneys for the Debtors) may be redacted to exclude such holder's taxpayer identification number and the number of shares of HII Stock that such holder beneficially owns and proposes to purchase or otherwise acquire.

(3)       Disposition of HII Stock or Options.  At least fifteen (15) business days prior to the proposed date of any transfer or other disposition of equity securities (including Options to acquire such securities) that would result in  a  decrease  in  the  amount  of  HII  Stock  beneficially  owned  by  a Substantial  Equityholder  or  that  would  result  in  a  person  or  Entity ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction,"  and  together  with  a  Proposed  Equity  Acquisition Transaction, a "Proposed Equity Transaction"), such person, Entity, or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court, and serve upon the Debtors and the attorneys for the Debtors, a Notice  of  Intent to  Sell,  Trade,  or  Otherwise  Transfer  Hll  Stock  (an "Equity Disposition Notice," and together with an Equity Acquisition Notice,  an  "Equity  Trading  Notice"),  in the  form  annexed  hereto  as Exhibit E, which describes specifically and in detail the proposed transaction in which HII Stock would be transferred.   At the holder's election, the Equity Disposition  Notice that is filed with the Court (but not  such  notice  served  upon  the  Debtors  and  the  attorneys  for  the Debtors)  may  be  redacted  to  exclude  such  holder's  taxpayer identification number and the number of shares of Hll Stock that such holder beneficially owns and proposes to sell or otherwise transfer.

(4)       Objection  Procedures.   The Debtors shall  have ten (10)  business days after the filing of an Equity Trading Notice (the "Equity Objection Deadline")  to  file  with  the  Court  and  serve  on  a  Proposed  Equity Transferee or a Proposed Equity Transferor, as the case may be, an objection to any proposed transfer of equity securities (including Options to acquire such securities) described in such Equity Trading Notice on the grounds that such transfer may adversely affect the Debtors' ability to utilize the NOLs (an "Equity  Objection")  as a result of an ownership change under section 382 or section 383 ofthe  Tax Code.

(i)     If  the  Debtors  file  an  Equity  Objection  by  the  Equity  Objection Deadline, then the Proposed Equity Transaction shall not be effective unless approved by a final and nonappealable order of this Court.

Case 15-60070   Document 193   Filed in TXSB on 10/26/15 Page 4 of 6

                                                  (ii)    If  the  Debtors   do   not  file  an  Equity   Objection   by  the  Equity

                                              Objection  Deadline,  or if the Debtors provide written authorization to the Proposed Equity Transferee or the Proposed Equity Transferor, as

                                              the case may be, approving  the Proposed  Equity Transaction, prior to

                                              the Equity    Objection    Deadline,   then    such    Proposed    Equity

                                              Transaction   may  proceed   solely   as  specifically  described   in  the

                                             Equity  Trading  Notice.    Any  further  Proposed  Equity  Transaction

                                             must be the subject of additional  notices as set forth herein with an additional  fifteen (15) business day waiting period.

(5)       Unauthorized  Transactions in HII Stock  or Options.    Effective  as of the date of the filing of this Motion and until further order of the Court to the contrary,  any acquisition, disposition or other transfer of equity securities (including  Options  to acquire  such securities)  ofthe Debtors  in violation ofthe procedures set forth herein shall be null and void ab initio as an act in violation  of the automatic stay  under  sections  105(a)  and  362 of the Bankruptcy Code.

(6)       Definitions.   For  purposes  of this  Motion  and the Order,  the following terms have the following meanings:

(i)      Substantial  Eguityholder.    A  "Substantial  Eguityholder" is  any person or Entity that beneficially owns at least 2,578,673  shares of HII Stock (representing approximately 4.5% of all issued and outstanding shares of Hll Stock as of May 20, 2015).

(ii)    Beneficial  Ownership.   "Beneficial ownership" (or  any  variation thereof of HII Stock and Options to acquire Hll Stock) shall be determined  in accordance with applicable  rules  under  section  3 82 of  the  Tax  Code,  the  U.S.  Department   of  Treasury   regulations ("Treasury  Regulations")   promulgated    thereunder  and   rulings issued  by  the  Internal  Revenue  Service,  and,  thus,  to  the  extent provided in those rules, from time to time shall include, without limitation,   (A)   direct   and   indirect   ownership   (e.g.,   a  holding company  would  be considered  to beneficially own all stock owned or acquired  by its subsidiaries), (B) ownership  by a holder's family members and any group of persons acting pursuant to a formal or informal  understanding to make a coordinated  acquisition of stock, and (C) in certain  cases, the ownership  of an Option  to acquire HII Stock.

(iii)   Option.     An  "Option" to  acquire  stock  includes  any  contingent purchase,  warrant,  convertible debt, put, stock subject to risk of forfeiture,  contract to acquire stock, or similar  interest regardless  of whether it is contingent  or otherwise  not currently exercisable.

Case 15-60070   Document 193   Filed in TXSB on 10/26/15 Page 5 of 6

(iv)  HII Stock.  "HII Stock" shall mean HII common stock.3    For the avoidance of doubt, by operation of the definition of beneficial ownership, an owner of an Option to acquire HII Stock may be treated as the owner of such HII Stock.

(b)

Noncompliance with the Trading Procedures.

Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth herein shall be null and void ab initio and shall confer no rights on the transferee.

(c)

Debtors' Right to Waive.

The Debtors may waive, in writing, any and all restrictions, stays, and notification procedures contained in this Motion.

; and it is further

ORDERED that any person or Entity acquiring and/or disposing of HII Stock in violation of the restrictions set forth herein, or failing to comply with the "Notice of Substantial Stock Ownership,"  "Equity  Acquisition  Notice,"  and "Equity  Disposition  Notice"  requirements,  as may  be  the  case,  shall  be subject  to  such  sanctions  as the  Court  may  consider  appropriate pursuant to this Court's  equitable power prescribed in section 105(a) of the Bankruptcy Code; and it is further

ORDERED that the notices substantially in the form annexed to the Motion as Exhibit C, Exhibit D, and Exhibit E are approved; and it is further

ORDERED that nothing in this Order shall preclude any party-in-interest from seeking appropriate relief from the provisions of this Order; and it is further

ORDERED  that within three (3) business days of the entry of this Order, the Debtors shall serve notice of the entry of this Order on all parties on the Debtors' Master Service List.  In addition, within three (3) business days of the entry of this Order, the Debtors shall cause Garden City to send the Order and Exhibits C, D, and E of the Motion to all registered holders of HII Stock.  Upon receipt of the Order and Exhibits C, D, and E of the Motion, all registered holders shall be required to provide the Order and Exhibits C, D, and E of the Motion to all beneficial holders for whose accounts  such registered  holder holds within ten (10)  business days.   The Debtors shall also post the Order and Exhibits C, D, and E of the Motion on Garden City's website at http://www.gardencitygroup.com/cases/Hll; and it is further

_________________

3           In May 2015, Hll  closed on a Series B convertible  preferred equity financing,  which was to convert into debt upon

            default under the primary loan agreements.   Thus, the Series B is not considered equity for the purpose of this Motion.

           Counsel for the Series B Purchaser has been served with this Motion.

Case 15-60070   Document 193   Filed in TXSB on 10/26/15 Page 6 of 6

ORDERED   that  nothing  herein   shall  preclude  any   person  or  Entity   desirous  of purchasing  or  transferring  any  interest  from  requesting  relief  from  this  Order  in this  Court subject to the Debtors' rights to oppose such relief; and it is further

ORDERED that notice of the Motion as provided therein shall be deemed good and sufficient notice of the Motion; and it is further

ORDERED   that  the  requirements   set  forth  in  this  Order  are  in  addition   to  the requirements of Bankruptcy Rule 300l(e),  applicable securities, corporate, and other laws, and do not excuse compliance therewith; and it is further

ORDERED that the relief granted in this Order is intended solely to permit the Debtors to protect, preserve and maximize the value of its NOLs and other tax attributes.   Accordingly, except to the extent the Order expressly conditions or restricts trading in interests in the Debtors, nothing in this Order or in the Motion shall or shall be deemed to prejudice, impair or otherwise alter or affect the rights of any holders of interests in the Debtors, including in connection with the treatment of any such interests under any plan of reorganization or any applicable bankruptcy court order; and it is further

ORDERED  that any beneficial holder of HII stock who did not receive notice of the

Motion in advance of the October 26, 2015 hearing shall have five (5) business days after service of this Order and Exhibits C, D, and E of the  Motion  in which to file an objection.

Any such objection will be treated as a motion for reconsideration.

ORDERED  that  this  Court  shall  retain jurisdiction  to  hear and determine  all  matters arising from or related to this Order

SIGNED:  October 26, 2015

/s/ David R. Jones

United States Bankruptcy Judge

Exhibit C

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

VICTORIA DIVISION

In re:

§

Chapter 11

  §

HII TECHNOLOGIES, INC., et al.1

§

15-60070 (DRJ)

Debtors

§

(Jointly Administered)

NOTICE OF SUBSTANTIAL STOCK OWNERSHIP

PLEASE TAKE NOTICE THAT [Name of Shareholder] (the “Filer”) hereby provides notice (the “Notice”), that, as of [Date], [Name of Shareholder] beneficially owns ________ shares of HII Technologies, Inc. (“HII”) common stock (the “HII Common Stock”), and/or Options to acquire ________ shares of HII Common Stock, which represents _____% of the total amount of the HII Common Stock currently outstanding.

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Shareholder] is _______________________________.

PLEASE TAKE FURTHER NOTICE THAT the following table sets forth the following information:

1.

In the case of shares of HII Common Stock and/or Options to acquire HII Common Stock that are owned directly by the Filer, the table below sets forth (i) the number of such shares and/or Options; and (ii) the date(s) on which such shares and/or Options were acquired.

2.

In the case of shares of HII Common Stock and/or Options to acquire HII Common Stock that are not owned directly by the Filer but are nonetheless beneficially owned by the Filer, the table below sets forth (i) the name(s) of each record or legal owner of such shares and/or Options beneficially owned by the Filer, (ii) the number of such shares and/or Options; and (iii) the date(s) on which such shares and/or Options were acquired.

Name of Owner	Number of Shares of HII Common Stock Owned	Number of Shares subject to Options Owned	Date(s) Acquired

(Attach additional page if necessary)

________________________

1

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s tax identification number, are: (i) Apache Energy Services, LLC (4404); (ii) Aqua Handling of Texas, LLC (4480); (iii) HII Technologies, Inc. (3686); (iv) Sage Power Solutions, Inc. fka KMHVC, Inc. (1210); and (v) Hamilton Investment Group, Inc. (0150).

1

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order,1 this Notice is being filed with the Court and served upon the Debtors and the attorneys for the Debtors.

For purposes of this Notice, (i) “beneficial ownership” (or any variation thereof of HII Common Stock and Options to acquire HII Common Stock) shall be determined in accordance with applicable rules under section 382 of Internal Revenue Code of 1986, as amended, the U.S. Department of Treasury regulations (“Treasury Regulations”) promulgated thereunder and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (B) ownership by a holder’s family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock and (C) in certain cases, the ownership of an Option (as defined below) to acquire HII Common Stock; and (ii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

[IF APPLICABLE] I am represented by [name of the law firm], [address], [phone], (Attn: [name]).

Respectfully submitted,

                                                                                                ___________________________________

(Name of Shareholder)

By:____________________________

Name: _________________________

Title:___________________________

Address:________________________

                                                                                                ___________________________________

Tel:____________________________

Fax: ___________________________

Date:__________________

______________________

2

All capitalized terms not expressly defined herein shall have the meaning ascribed to them in the Motion.

2

Exhibit D

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

VICTORIA DIVISION

In re:

§

Chapter 11

  §

HII TECHNOLOGIES, INC., et al.1

§

15-60070 (DRJ)

Debtors

§

(Jointly Administered)

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR
OTHERWISE ACCUMULATE HII STOCK

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] (the “Filer”) hereby provides notice (the “Notice”) of (i) its intention to purchase, acquire or otherwise accumulate directly one or more shares of HII Technologies, Inc. (“HII”) common stock (“HII Common Stock”) and/or Options (as defined below) to acquire shares of HII Common Stock and/or (ii) a proposed purchase or acquisition of shares of HII Common Stock and/or Options to acquire HII Common Stock that would result in an increase in the number of shares of HII Common Stock or Options to acquire HII Common Stock that are beneficially owned (as defined below) by the Filer (any proposed transaction described in (i) or (ii), a “Proposed  Transfer”).

PLEASE TAKE FURTHER NOTICE THAT the following table sets forth the following information:

1.

If the Proposed Transfer is directly by the Filer of shares of HII Common Stock and/or Options to acquire HII Common Stock, the table below sets forth (i) the number of shares of HII Common Stock and/or Options to acquire HII Common Stock proposed to be purchased or acquired; and (ii) the date(s) of such Proposed Transfer.

2.

If the Proposed Transfer is by a person or Entity other than the Filer, but the Proposed Transfer nonetheless would increase the number of shares of HII Common Stock and/or Options to acquire HII Common Stock that are beneficially owned by the Filer, the table below sets forth (i) the name(s) of each such person or Entity; (ii) the number of shares and/or Options that is the subject of the Proposed Transfer to be so purchased or acquired; and (iii) the date(s) of such Proposed Transfer

Name of Acquirer	Number of Shares of HII Common Stock to be Transferred	Number of Shares Subject to Options to be Transferred	Date(s) of Proposed Transfer

___________________

1   The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s tax identification number, are: (i) Apache Energy Services, LLC (4404); (ii) Aqua Handling of Texas, LLC (4480); (iii) HII Technologies, Inc. (3686); (iv) Sage Power Solutions, Inc. fka KMHVC, Inc. (1210); and (v) Hamilton Investment Group, Inc. (0150).

1

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE THAT the following table summarizes the Filer’s beneficial ownership of HII Common Stock and/or Options to acquire HII Common Stock assuming the Proposed Transfer is approved and consummated as described above.  The table sets forth, as of immediately following the Proposed Transfer, (i) the number of Shares of HII Common Stock (or Options to acquire HII Common Stock) that would be owned directly by the Filer and (ii) in the case of any beneficial ownership by the Filer of shares and/or Options that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner and the number of shares and/or Options that would be owned by each such record/legal owner:

Name of Owner	Number of Shares of HII Common stock to be Owned	Number of Shares subject to Options to be Owned

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE THAT if the Proposed Transfer is directly by the Filer and such Proposed Transfer would result in (i) an increase in the beneficial ownership of shares of HII Common Stock and/or Options to acquire HII Common Stock by a person or Entity (other than the Filer) that currently is a Substantial Equityholder or (ii) a person or Entity (other than the Filer) becoming a Substantial Equityholder, the following table sets forth (i) the name of each such person or Entity; (ii) the number of shares of HII Common Stock and/or Options to acquire HII Common Stock that are beneficially owned by such person or Entity prior to the Proposed Transfer; and (iii) the number of shares of HII Common Stock and/or Options to acquire HII Common Stock that would be beneficially owned by such person or Entity immediately following the Proposed Transfer.

Name of beneficial owner	Number of Shares/Options prior to Proposed Transfer	Number of Shares/Options following Proposed Transfer

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of the Filer is _________________.

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

2

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, this Notice is being filed with the Court2 and served upon the Debtors and the attorneys for the Debtors.

PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after the filing of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court.  If the Debtors do not object within such ten (10) business day period, or if the Debtors provide written authorization approving the Proposed Transfer prior to the end of such ten (10) business day period, then such Proposed Transfer may proceed solely as specifically described in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions that may result in the Filer increasing its beneficial ownership of shares of HII Common Stock and/or Options to acquire HII Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Notice.

For purposes of this Notice, (i) “beneficial ownership” (or any variation thereof of HII Common Stock and Options to acquire HII Common Stock) shall be determined in accordance with applicable rules under section 382 of Internal Revenue Code of 1986, as amended, the U.S. Department of Treasury regulations (“Treasury Regulations”) promulgated thereunder and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (B) ownership by a holder’s family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock and (C) in certain cases, the ownership of an Option (as defined below) to acquire HII Stock; (ii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable, (iii) “Substantial Equityholder” means any person or Entity that beneficially owns a number of shares of HII Common Stock representing 4.5% or more of all issued and outstanding shares HII Common Stock; and (iv) “Entity” has the meaning given to it in Treasury Regulations section 1.382-3(a) and shall include persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition.

[IF APPLICABLE] I am represented by [name of the law firm], [address], [phone], (Attn: [name]).

Respectfully submitted,

                                                                                                _________________________________________

(Name of Prospective Acquirer)

______________________

2

All capitalized terms not expressly defined herein shall have the meaning ascribed to them in the Motion.

3

By:________________________________

Name: _____________________________

Title:_______________________________

Address: ___________________________

                                                                                                _______________________________________

Tel: _______________________________

Fax:_______________________________

Date:____________________

4

Exhibit E

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

VICTORIA DIVISION

In re:

§

Chapter 11

  §

HII TECHNOLOGIES, INC., et al.1

§

15-60070 (DRJ)

Debtors

§

(Jointly Administered)

NOTICE OF INTENT TO SELL, TRADE, OR OTHERWISE TRANSFER HII STOCK

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] (the “Filer”) hereby provides notice (the “Notice”) of (i) its intention to sell, trade or otherwise transfer directly one or more shares of HII Technologies, Inc. (“HII”) common stock (“HII  Common Stock”) and/or Options (as defined below) to acquire shares of HII Common Stock and/or (ii) a proposed purchase or acquisition of shares of HII Common Stock and/or Options to acquire HII Common Stock that would result in a decrease in the number of shares of HII Common Stock or Options to acquire HII Common Stock that are beneficially owned (as defined below) by the Filer (any proposed transaction described in (i) or (ii), a “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT the following table sets forth the following information:

1.

If the Proposed Transfer is directly by the Filer, the table below sets forth (i) the number of shares of HII Common Stock and/or Options to acquire HII Common Stock proposed to be sold or transferred; and (ii) the date(s) of such Proposed Transfer.

2.

If the Proposed Transfer is by a person or Entity other than the Filer, but the Proposed Transfer nonetheless would decrease the number of shares of HII Common Stock and/or Options to acquire HII Common Stock that are beneficially owned by the Filer, the table below sets forth (i) the name(s) of each such person or Entity; (ii) the number of shares and/or Options that are the subject of the Proposed Transfer; and (iii) the date(s) of such Proposed Transfer.

Name of Transferor	Number of Shares of HII Common Stock to be Transferred	Number of Shares Subject to Options to be Transferred	Date(s) of Proposed Transfer

(Attach additional page if necessary)

____________________________

1

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s tax identification number, are: (i) Apache Energy Services, LLC (4404); (ii) Aqua Handling of Texas, LLC (4480); (iii) HII Technologies, Inc. (3686); (iv) Sage Power Solutions, Inc. fka KMHVC, Inc. (1210); and (v) Hamilton Investment Group, Inc. (0150).

1

PLEASE TAKE FURTHER NOTICE THAT the following table summarizes the Filer’s beneficial ownership of HII Common Stock and/or Options to acquire HII Common Stock assuming the Proposed Transfer is approved and consummated as described above.  The table sets forth, as of immediately following the Proposed Transfer, (i) the number of Shares of HII Common Stock (or Options to acquire HII Common Stock) that would be owned directly by the Filer and (ii) in the case of any beneficial ownership by the Filer of shares and/or Options that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner and the number of shares and/or Options that would be owned by each such record/legal owner:

Name of Owner	Number of Shares of HII Common stock to be Owned	Number of Shares subject to Options to be Owned

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE THAT if the Proposed Transfer is directly by the Filer and such Proposed Transfer would result in (i) a decrease in the beneficial ownership of shares of HII Common Stock and/or Options to acquire HII Common Stock by a person or Entity (other than the Filer) that currently is a Substantial Equityholder or (ii) a person or Entity (other than the Filer) ceasing to be a Substantial Equityholder, the following table sets forth (i) the name of each such person or Entity; (ii) the number of shares of HII Common Stock and/or Options to acquire HII Common Stock that are beneficially owned by such person or Entity prior to the Proposed Transfer; and (iii) the number of shares of HII Common Stock and/or Options to acquire HII Common Stock that would be beneficially owned by such person or Entity immediately following the Proposed Transfer.

Name of beneficial owner	Number of Shares/Options prior to Proposed Transfer	Number of Shares/Options following Proposed Transfer

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of the Filer is ________________________.

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

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PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, this Notice is being filed with the Court2 and served upon the Debtors and the attorneys for the Debtors.

PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after the filing of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court.  If the Debtors do not object within such ten (10) business day period, or if the Debtors provide written authorization approving the Proposed Transfer prior to the end of such ten (10) business day period, then such Proposed Transfer may proceed solely as specifically described in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions that may result in the Filer increasing its beneficial ownership of shares of HII Common Stock and/or Options to acquire HII Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Notice.

For purposes of this Notice, (i) “beneficial ownership” (or any variation thereof of HII Common Stock and Options to acquire HII Common Stock) shall be determined in accordance with applicable rules under section 382 of Internal Revenue Code of 1986, as amended, the U.S. Department of Treasury regulations (“Treasury Regulations”) promulgated thereunder and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (B) ownership by a holder’s family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock and (C) in certain cases, the ownership of an Option (as defined below) to acquire HII Stock; (ii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable, (iii) “Substantial Equityholder” means any person or Entity that beneficially owns a number of shares of HII Common Stock representing 4.5% or more of all issued and outstanding shares HII Common Stock; and (iv) “Entity” has the meaning given to it in Treasury Regulations section 1.382-3(a) and shall include persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition.

[IF APPLICABLE] I am represented by [name of the law firm], [address], [phone], (Attn: [name]).

Respectfully submitted,

                                                                                               _________________________________________

                                                                                               (Name of Filer)

____________________________

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All capitalized terms not expressly defined herein shall have the meaning ascribed to them in the Motion.

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By:__________________________________

Name: _______________________________

Title:_________________________________

                                                                                                __________________________________________

Address:______________________________

Tel: _________________________________

Fax:_________________________________

Date: _______________________

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